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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 11, 2005
                                 ---------------


                           United Parcel Service, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                      001-15451                    58-2480149
     --------                      ---------                    ----------
 (State or other                  (Commission                 (IRS Employer
   jurisdiction                   File Number)            Identification Number)
of incorporation)

            55 Glenlake Parkway, N.E.
                 Atlanta, Georgia                                 30328
                 ----------------                                 -----
     (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (404) 828-6000
                                                           -------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

         (d) On August 11, 2005, the Board of Directors of United Parcel Service, Inc. appointed Michael J. Burns and Stuart E. Eizenstat to serve as Directors. Mr. Burns is the chairman, CEO and president of Dana Corp. Mr. Eizenstat, a key aid to former Presidents Jimmy Carter and Bill Clinton, is a partner in the Washington, D.C., law firm of Covington & Burling. Mr. Burns was appointed to serve on the Audit Committee, and Mr. Eizenstat was appointed to serve on the Compensation Committee. Messrs. Burns and Eizenstat will stand for election at the annual meeting of shareowners in May 2006.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNITED PARCEL SERVICE, INC.



Date:  August 16, 2005              By: /s/ D. Scott Davis
                                        -----------------------------------
                                        Name:  D. Scott Davis
                                        Title: Senior Vice President, Treasurer
                                               and Chief Financial Officer